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                                                                   Exhibit 10.20


                              UNILAB CORPORATION
                            2001 STOCK OPTION PLAN
1.  Purpose; Establishment.
    ----------------------


     The Unilab Corporation 2001 Stock Option Plan (the "Plan") is intended to promote the interests of the Company (as defined below) and its stockholders by providing officers and other employees of the Company (including directors who are also employees of the Company) with appropriate incentives to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the equity success of the Company; to provide incentives to nonemployee directors that are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, consultants and nonemployee directors in fulfilling their personal responsibilities for long-range achievements.

2.  Definitions.
    -----------

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Affiliate" means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

     (b) "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award.



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     (c)  "Award" shall mean any Option granted pursuant to the terms of the
          Plan.


     (d) "Board of Directors" shall mean the Board of Directors of Unilab Corporation.


     (e) A "Change in Control" shall be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:


          (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board of Directors: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or

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                 consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than [50%] of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity more than 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.


     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.


     (g) "Committee" shall mean the Compensation Committee of the Board of Directors or any subcommittee thereof formed to comply with Section 162(m) of the Code or Rule 16b-3.


     (h)  "Company" shall mean Unilab Corporation, a Delaware corporation,

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          and, where the context requires, each of its Affiliates.


     (i) "Company Stock" shall mean the common stock of the Company, par value $0.01 per share.


     (j) "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.


     (k) "Disability" shall mean the permanent and total disability of a Participant within the meaning of Section 22(e)(3) of the Code.


     (l) "Effective Date" shall mean the effective date of the Initial Public Offering, provided that the Plan has been approved by the stockholders of the Company prior to the Initial Public Offering.


     (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.


     (n) The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the closing price per share of Company Stock on the national securities exchange or national market system on which such stock is principally traded on such date or, if such date is not a trading day, on the last preceding date on which there was a sale of such stock on such exchange, or (2) if the shares of Company Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith.


     (o) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is designated by the Committee as an Incentive Stock Option.

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     (p)  "Initial Public Offering" shall mean the initial public offering of shares of Company Stock to the public.


     (q) "Nonemployee Director" shall mean a member of the Board of Directors who is not an employee of the Company.


     (r) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.


     (s) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.


     (t) "Participant" shall mean an employee, Nonemployee Director or consultant of the Company to whom an Award is granted pursuant to the Plan, or upon the death of the employee, Nonemployee Director or consultant, his or her successors, heirs, executors and administrators, as the case may be.


     (u) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

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     (v)  "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange
          Act, as amended from time to time.


     (w) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.


     (x) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.



3.  Stock Subject to the Plan
    -------------------------

    (a)   Shares Available for Awards


          The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 500,000 shares (subject to adjustment as provided in Section 3(c) hereof). Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company's treasury.

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    (b)   Individual Limitation


          To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards granted to any employee in any fiscal year of the Company shall not exceed 250,000 (subject to adjustment as provided in Section 3(c) hereof).

    (c)   Adjustment for Change in Capitalization.


          In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, if the Committee determines that it is appropriate to do so, (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards,
          (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Awards, (3) the exercise price, and (4) the maximum number of shares subject to Awards which may be awarded to any Participant during any fiscal year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants without change in the aggregate purchase price; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.


    (d)   Reuse of Shares.

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          If any shares of Company Stock subject to an Award are forfeited, cancelled, exchanged, surrendered or terminated or if an Award otherwise terminates or expires without a distribution of shares, the shares subject to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

4.  Administration of the Plan.
    --------------------------


    The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms and conditions relating to any Award; to the extent not inconsistent with Section 162(m) of the Code, if applicable, to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan, including but not limited to, rules and regulations relating to leaves of absence and changes from an employee to a service provider or consultant and vice versa; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.


    The Committee may, in its sole and absolute discretion, without amendment to the Plan, accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option.

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5.  Eligibility.
    -----------

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company), Nonemployee Directors and nonemployee service providers and consultants, in each case as the Committee shall select from time to time. For purposes of the foregoing sentence, employees shall include prospective employees to whom Awards are granted in connection with an offer of future employment with the Company (and any such prospective employee who thereafter enters into employment with the Company shall be treated as a Participant hereunder). The grant of an Award hereunder in any year to any employee, service provider, Nonemployee Director or consultant shall not entitle such person to a grant of an Award in any future year.

6.  Awards Under the Plan; Agreement.
    --------------------------------

    The Committee may grant Options in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.


    Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.  Options.
    -------

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    (a)   Identification of Options.

          Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.

    (b)   Exercise Price.

          Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; provided, however, that the option exercise price shall in no event be less than [85%] of the Fair Market Value of a share of Company Stock on the date the Option is granted.

    (c)   Term and Exercise of Options.

          (i) Options shall become exercisable over the exercise period determined by the Committee. The Committee shall determine the expiration date of each Option; provided, however, that no Option shall be exercisable more than 10 years after the date of grant.

          (ii) If any Option is exercisable in the amount of 100 or more full shares of Company Stock, the Company shall not be obligated to permit the partial exercise of such exercisable Option for less than 100 full shares.

          (iii) An Option shall be exercised by delivering notice as specified in the Agreement on the form of notice provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant for at least six months prior to

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                 the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods as the Committee may from time to time authorize. In the case of a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

          (iv) Subject to an agreement between a Participant and the Company to the contrary, certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

    (d)   Limitations on Incentive Stock Options.

          (i) The exercise price per share of Company Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a share of Company Stock on the date of grant.

          (ii) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

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        (iii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

    (e)  Effect of Termination of Employment.

         (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than (i) Cause, as defined in the Agreement, (ii) death or (iii) Disability, the Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the Agreement, but in no event following the expiration of its term. The treatment of any Option that is unexercisable as of the date of termination shall be as set forth in the Agreement.

        (ii) In the event that the employment of a Participant with the Company shall terminate on account of the death or Disability of the Participant, Options granted to such Participant that are outstanding and exercisable as of the date of death or Disability shall remain exercisable, as the case may be, by the Participant or the Participant's legal representatives, heirs or legatees for such period as may be provided in the Agreement, but in no event following the expiration of its term. The treatment of any Option that is unexercisable as of the date of termination shall be as set forth in the Agreement.

        (iii) In the event of the termination of a Participant's employment for Cause, as defined in the Agreement, all outstanding Options

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              granted to such Participant shall expire at the commencement of business on the date of such termination.

        (iv) The Committee in its sole and absolute discretion may vary any of the provisions of this Section 7(e).

    (f)   Acceleration of Exercise Date Upon Change in Control.

          The Committee in its sole and absolute discretion may provide, either at the time of grant as provided in the Agreement or thereafter, that upon the occurrence of a Change in Control, an Option granted under the Plan and outstanding at such time shall become immediately exercisable in whole or in part (in which case the Committee shall determine the period during which such Option shall remain exercisable).



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8.   Rights as a Stockholder.
     -----------------------

     No person shall have any rights as a stockholder with respect to any shares of Company Stock relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

9.   No Employment Rights; No Right to Award.
     ---------------------------------------

     Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by or performance of services for the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

     No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

10.  Securities Matters.
     ------------------

     The Company shall be under no obligation to effect the registration pursuant



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to the Securities Act of any interests in the Plan or any shares of Company
Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11.  Withholding Taxes.
     -----------------

     Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto, or a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of



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tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

12.  Notification Upon Disqualifying Disposition Under Section 421(b) of the
     -----------------------------------------------------------------------
     Code.
     ----

     Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

13.  Amendment or Termination of the Plan.
     ------------------------------------

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent necessary to satisfy Sections 162(m) or 422 of the Code, other applicable law or applicable stock exchange requirements. Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to
Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, adversely affect the Participant's rights under any outstanding Award.

14.  Transfers Upon Death; Nonassignability.
     --------------------------------------



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     Upon the death of a Participant, outstanding Awards granted to such
Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

     During the lifetime of a Participant, the Committee may, in its sole and absolute discretion, permit the transfer of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family (including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners) or to other persons or entities approved by the Committee; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

15.  Expenses and Receipts.
     ---------------------

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award shall be used for general corporate purposes.

16.  Failure to Comply.
     -----------------



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     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

17.  Effective Date and Term of Plan.
     -------------------------------

     The Plan's effectiveness shall be subject to the requisite approval of the stockholders of the Company and the occurrence of the Effective Date. In the absence of such approval or the occurrence of the Effective Date, any Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth
anniversary of the Effective Date.   Awards outstanding at Plan termination
shall remain in effect according to their terms and the provisions of the Plan.

18.  Applicable Law.
     --------------

    The Plan shall be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

19.  Participant Rights.
     ------------------

     No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a Company Stock certificate to him or her for such shares.

20.  No Fractional Shares.
     --------------------

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash or other



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

property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21.  Beneficiary.
     -----------

     A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

22.  Interpretation.
     --------------

     The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

23.  Severability.
     ------------

     If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.




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